EXHIBIT 10.31

Second Amendment to
Second Amended and Restated Receivables Sale Agreement,
Second Amendment to
Amended and Restated Receivables Loan Agreement, and
Omnibus Amendment

This Second Amendment to Second Amended and Restated Receivables Sale Agreement, Second Amendment to Amended and Restated Receivables Loan Agreement, and Omnibus Amendment, dated as of December 30, 2016 (the “Amendment”) is by and among ABF Freight System, Inc., an Arkansas corporation (“ABF”), ABF Logistics, Inc., an Arkansas corporation (“ABF Logistics”), ABF Global Supply Chain, Inc., an Arkansas corporation (“Global Supply Chain”), Panther II Transportation, Inc., an Ohio corporation (“Panther”) and ArcBest Enterprise Solutions, Inc., an Arkansas corporation (“AES” and, together with ABF, ABF Logistics, Global Supply Chain and Panther, the “Existing Originators”), and ArcBest II, Inc., an Arkansas corporation  (“ArcBest II”), ArcBest Funding LLC f/k/a ABF Freight Funding LLC,  a Delaware limited liability company, as Buyer under the Receivables Sale Agreement (as defined below) (in such capacity, the “Buyer”) and as Borrower under the Loan Agreement (as defined below) (in such capacity, the “Borrower”), ArcBest Corporation, f/k/a Arkansas Best Corporation, a Delaware corporation, as Servicer (the “Servicer”), PNC Bank,  National Association, as the lender (in such capacity, the “Lender”), letter of credit issuer (in such capacity, the “LC Issuer”) and as agent and administrator for the lender and its assigns and the letter of credit issuer and its assigns under the Loan Agreement (in such capacity, the “Agent”).

W i t n e s s e t h :

Whereas, the Buyer and the Existing Originators previously entered into and are currently party to that certain Second Amended and Restated Receivables Sale Agreement dated as of February 1, 2015 (as amended and supplemented through the date hereof, the “Receivables Sale Agreement”);

Whereas, the Borrower, the Servicer, the Lender, the LC Issuer and the Agent are parties to that certain Amended and Restated Receivables Loan Agreement dated as of February 1, 2015 (as amended and supplemented through the date hereof, the “Loan Agreement”)

Whereas, the Buyer desires to add ArcBest II as an Originator (the “New Originator”)  under the Receivables Sale Agreement;

Whereas, pursuant to Section 2.5 of the Receivables Sale Agreement, the Servicer has provided the Agent and the Buyer with at least thirty days’ prior written notice of the proposed addition of the New Originator as an Originator to the Receivables Sale Agreement;

Whereas, ABF Logistics has notified the Buyer and the Agent that effective on January 1, 2017, it intends to change its name to ArcBest Logistics, Inc.;

Whereas, Global Supply Chain has notified the Buyer and the Agent that effective on January 1, 2017, it intends to change its name to ArcBest International, Inc.;

2nd amend to RSA and RLA (remove Panther - 4120845.01.03.docx

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Whereas, pursuant to Section 5.2(a) of the Receivables Sale Agreement, each of ABF Logistics and Global Supply Chain has provided the Agent and the Buyer with at least thirty days’ prior written notice of the proposed name change;

Whereas, the Existing Originators, the New Originator and the Buyer agree to amend the Receivables Sale Agreement pursuant to the terms and conditions set forth herein; and

Whereas, the Borrower, the Servicer, the LC Bank, the Lender and the Agent agree to amend the Loan Agreement and the Transaction Documents pursuant to the terms and conditions set forth herein;

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1.Defined Terms.  Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Loan Agreement.

Section 2.Amendment to Receivables Sale Agreement.  As of the Effective Date (as defined below), subject to the satisfaction of the conditions precedent set forth in Section 7 below, the Receivables Sale Agreement shall be and hereby is amended as follows:

2.1.Section 4.1(k) of the Receivables Sale Agreement is hereby amended by replacing the reference to “Section 7.2(a)” therein with a reference to “Section 5.2(a)”.

2.2.Exhibit C of the Receivables Sale Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit C attached hereto and made a part hereof.

Section 3.Amendment to Loan Agreement.  As of the Effective Date, subject to the satisfaction of the conditions precedent set forth in Section 7 below, the Loan Agreement shall be and hereby is amended as follows:

3.1.The defined term “Originator” appearing in Exhibit I to the Loan Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:

“Originator” Each of ABF, ArcBest Logistics, Inc. (f/k/a ABF Logistics, Inc.), an Arkansas corporation, ArcBest International, Inc. (f/k/a ABF Global Supply Chain, Inc.), an Arkansas corporation, Panther II Transportation, Inc.,  an Ohio corporation, ArcBest Enterprise Solutions, Inc., an Arkansas corporation, and ArcBest II, Inc., an Arkansas corporation.

Section 4.Amendments to Transaction Documents.    As of the Effective Date, subject to the satisfaction of the conditions precedent set forth in Section 7 below, the Transaction Documents shall be and hereby are amended as follows:

4.1.Any and all references to “ABF Global Supply Chain, Inc.” in the Transaction Documents shall be deemed to be a reference to “ArcBest International, Inc. (f/k/a ABF Global Supply Chain, Inc.).”

4.2.Any and all references to “ABF Logistics, Inc.” in the Transaction Documents shall be deemed to be a reference to “ArcBest Logistics, Inc. (f/k/a ABF Logistics, Inc.).”

Section 5.Joinder of New Originator.  The New Originator seeks to become an Originator under the Receivables Sale Agreement and, in connection therewith, hereby agrees as follows:

(i)The New Originator hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Receivables Sale Agreement and each of the other relevant Transaction Documents. From and after the later of the date hereof and the date that the New Originator has complied with all of the requirements of Section 2.5 of the Receivables Sale Agreement (other than the delivery of a Joinder Agreement), the New Originator shall be an Originator for all purposes of the Receivables Sale Agreement and all other Transaction Documents.  For the avoidance of doubt, only Receivables originated by the New Originator on or after January 1, 2017 will be sold to Buyer.  All Receivables originated prior thereto shall remain the property of the New Originator.  The New Originator hereby acknowledges that it has received copies of the Receivables Sale Agreement and the other Transaction Documents.

(ii)The New Originator hereby makes all of the representations and warranties set forth in Section 4 (to the extent applicable) of the Receivables Sale Agreement as of the date hereof (unless such representations or warranties relate to an earlier date, in which case as of such earlier date), as if such representations and warranties were fully set forth herein.  The New Originator represents and warrants that its location (for purposes of the UCC) is Arkansas and the offices where it keeps all its records concerning the Receivables and its address for notices is:

3801 Old Greenwood Road
P.O. Box 10048

Fort Smith, Arkansas  72917-0048

Attention:Don Pearson

Phone:479-785-6136

Fax:479-785-8650

(iii)Each reference to the term “Originator” and “Originators” under the Receivables Sale Agreement and each Transaction Document shall be deemed to include the New Originator.

Section 6.Consent to Inclusion of Receivables Originated by AES.  The Agent hereby consents to the inclusion of Receivables originated by AES as Eligible Receivables under clause (xiv) of the definition thereof so long as such Receivables satisfy each of the other criteria set forth in the definition of “Eligible Receivable” under the Receivables Loan Agreement as of the Effective Date.

Section 7.Conditions Precedent. This Amendment shall be effective as of January 1, 2017 (the “Effective Date”), subject to the satisfaction of all of the following conditions precedent:

7.1.The parties hereto shall have executed and delivered this Amendment.

7.2.The Buyer shall deliver to the New Originator a Subordinated Note in favor of the New Originator and the Agent shall have received a copy of such Subordinated Note.

7.3.The New Originator shall deliver to the Buyer and the Agent each of the following:

(i)a certificate of an Authorized Officer of the New Originator together with incumbency certificate, organizational documents and resolutions;

(ii)UCC, tax and judgment lien searches against the New Originator; and

(iii)UCC financing statements naming the New Originator as seller/debtor, Buyer as buyer/assignor and Agent as secured party/total assignee.

7.4.The Agent shall have received the following opinions of legal counsel to Seller and New Originator in form and substance reasonably acceptable to the Agent:

(i)in-house counsel opinion regarding general corporate matters;

(ii)opinion regarding certain UCC matters;

(iii)opinion regarding organizational and enforceability matters; and

(iv)opinion regarding certain true sale and non-consolidation matters.

7.5.The Agent shall have received evidence of name change for each of (i) Global Supply Chain and (ii) ABF Logistics and such name change shall be in effect.

7.6.The Agent shall have received UCC-3 amendments to financing statements with respect to Global Supply Chain and ABF Logistics.

7.7.Each representation and warranty of the New Originator, the Existing Originators, the Servicer and the Buyer contained herein (after giving effect to this Amendment) shall be true and correct.

7.8.No (i) Event of Bankruptcy with respect to the Seller or any Originator, (ii) Servicer Termination Event, (iii) Unmatured Servicer Termination Event, (iv)

Amortization Event, or (v) Unmatured Amortization Event, shall have occurred and be continuing.

7.9.The Buyer shall have received such other agreements, instruments, documents, certificates, and opinions as the Buyer may reasonably request.

Section 8.Representations of the New Originator, the Existing Originators, the Buyer and the Servicer.  Each of the New Originator, the Existing Originators, the Buyer and the Servicer hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in the Receivables Sale Agreement, the Loan Agreement and any other Transaction Document to which such Person is a party is true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

Section 9.Reaffirmation and Ratification of the Performance Guaranty.  The agreements and obligations of ArcBest Corporation (the “Guarantor”) under the Performance Guaranty are hereby reaffirmed, ratified, brought forward, renewed and extended.  The Guarantor hereby ratifies, affirms, reaffirms, acknowledges, and agrees that the Performance Guaranty represents the valid, binding and enforceable obligation of the Guarantor.  The Guarantor hereby agrees that the Performance Guaranty is and shall remain in full force and effect in favor of the Agent for the benefit of the Secured Parties under the Performance Guaranty, until all obligations owing to the Secured Parties thereunder shall have been satisfied in accordance with its terms.

Section 10.Agreement in Full Force and Effect/Effectiveness of Amendment.  Except as expressly set forth herein, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.  This Amendment shall be effective as of the date first set forth above.

Section 11.Execution in Counterparts, Effectiveness.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 12.Governing Law.  This Amendment shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

In Witness Whereof, the parties hereto have caused this Second Amendment to Second Amended and Restated Receivables Sale Agreement, Second Amendment to Amended and Restated Receivables Loan Agreement, and Omnibus Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

ArcBest Funding LLC, as Borrower
By: ArcBest Corporation, its sole member

By	/s/Michael R. Johns
Name:	Michael R. Johns
Title:	Secretary

ArcBest Corporation, as Servicer,

By	/s/Michael R. Johns
Name:	Michael R. Johns
Title:	Vice President – General Counsel and Corporate Secretary

Solely for the purpose of Section 9:
ARCBEST CORPORATION, f/k/a ARKANSAS BEST CORPORATION, as Guarantor

By	/s/Michael R. Johns
Name:	Michael R. Johns
Title:	Vice President – General Counsel and Corporate Secretary

ABF Freight System, Inc., as an Originator

By	/s/Michael R. Johns
Name:	Michael R. Johns
Title:	Secretary

ABF Global Supply Chain, Inc., as an Originator

By	/s/Michael R. Johns
Name:	Michael R. Johns
Title:	Secretary

ABF Logistics, Inc., as an Originator

By	/s/Michael R. Johns
Name:	Michael R. Johns
Title:	Secretary

Panther II Transportation, Inc., as an Originator

By	/s/Michael R. Johns
Name:	Michael R. Johns
Title:	Assistant Secretary

ArcBest Enterprise Customer Solutions, Inc., as the New Originator

	By	/s/Michael R. Johns
	Name:	Michael R. Johns
	Title:	Secretary
..

ArcBest II, Inc., as the New Originator

	By	/s/Michael R. Johns
	Name:	Michael R. Johns
	Title:	Secretary
..

Signature Page to Second Amendment to Second Amended and Restated Receivables Sale Agreement, Second Amendment to Amended and Restated Receivables Loan Agreement, and Omnibus Amendment

PNC Bank, National Association, as the Lender, the LC Issuer, and as the Agent

By	/s/Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

Signature Page to Second Amendment to Second Amended and Restated Receivables Sale Agreement, Second Amendment to Amended and Restated Receivables Loan Agreement, and Omnibus Amendment

EXHIBIT C

TRADE NAMES; FORMER NAMES

ARCBEST LOGISTICS, INC.

Former names:

ABF Logistics, Inc.

ABF Multimodal, Inc.

FreightValue, Inc.

Trade names:

Freightvalue.com – cancelled, no longer used

ABF Multimodal, Inc. - current

ABF Supply Chain Solutions, Inc. – current

Bear Transportation Services – current

ARCBEST INTERNATIONAL, INC.

Former names:

ABF Global Supply Chain, Inc.

Global Supply Chain Services, Inc.

Trade names (current):

ABF Global

ArcBest Enterprise Solutions, Inc.

Former names:

Contract Logistics, LLC

LTL Management, LLC

ArcBest Enterprise Customer Solutions, Inc.

ArcBest Contract Logistics, LLC

Trade names:

Smart Lines Worldwide – cancelled, no longer used

LTL Management – cancelled, no longer used

Smart Lines Managed Transportation Services – cancelled, no longer used

Smart Lines MTS – cancelled, no longer used

PANTHER II TRANSPORTATION, INC.

Trade names (current):

Panther Premium Logistics, Inc.

Panther Premium Logistics

Panther Expedited Services, Inc.

Panther International

ARCBEST II, INC.

Former names:

None

Trade names:

ArcBest